UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

October 6, 2016

ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
State of Incorporation	Commission File Number	IRS Employer Identification No.

501 South Cherry St., Ste. 1000

Denver, CO 80246

Address of principal executive offices

303-333-3678

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01     Regulation FD Disclosure

On October 6, 2016, Enservco Corporation (the “Company”) issued a press release entitled “Enservco Announces Results of Annual Meeting of Stockholders and Provides Update on Progress with New Water Transfer and HydroFLOW® Business Lines and Prospects for Upcoming Heating Season.” A copy of this press release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated October 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of October, 2016.

Enservco Corporation

By:	/s/ Rick D. Kasch
Rick D. Kasch, Chief Executive Officer

2